                                                                      Exhibit 32


                   CERTIFICATION PURSUANT TO 18 U.S.C SECTION
                 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Pediatrix Medical Group, Inc. on Form 10-Q for the period ended June 30, 2003 (the "Report"), each of the undersigned hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that (i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Pediatrix Medical Group, Inc.
         A signed original of this written statement required by Section 906 has been provided to Pediatrix Medical Group, Inc. and will be retained by Pediatrix Medical Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

August 11, 2003


By: /s/ ROGER J. MEDEL, M.D.
    -------------------------------------
Roger J. Medel, M.D.,
President and Chief Executive Officer
(principal executive officer)




By: /s/ KARL B. WAGNER
    -------------------------------------
Karl B. Wagner,
Chief Financial Officer
(principal financial officer)